UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2023
KBS GROWTH & INCOME REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-56050	47-2778257
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)
Registrant's telephone number, including area code: (949) 417-6500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
Disposition of the Institute Property
On November 9, 2017, KBS Growth & Income REIT, Inc. (the “Company”), through an indirect wholly owned subsidiary, acquired a seven-story office building containing 155,385 rentable square feet located on approximately 0.5 acres of land and a parking lot containing approximately 8,038 square feet on approximately 0.18 acres of land in Chicago, Illinois (together the “Institute Property”).
On November 7, 2023, the Company, through an indirect wholly owned subsidiary, entered into a purchase and sale agreement and escrow instructions (the “Agreement”) for the sale of the Institute Property to CP 213 Institute, LLC (the “Purchaser”), an affiliate of Coastal Partners, LLC. The Purchaser is unaffiliated with the Company or its advisor.
On November 30, 2023, the Company completed the sale of the Institute Property for $17.0 million, before third-party closing costs and prorations of approximately $0.5 million and security deposit obligations transferred to the Purchaser of $0.3 million. In connection with the disposition of the Institute Property, the Company repaid $16.2 million principal balance under the Modified Term Loan and the Institute Property was released as a security from the Modified Term Loan.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information

KBS Growth & Income REIT, Inc.

Summary of Unaudited Pro Forma Financial Statements	F-1

Unaudited Pro Forma Condensed Consolidated Statement of Net Assets as of September 30, 2023 (Liquidation Basis)	F-2

Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets (Liquidation Basis) for the Period from April 1, 2023 through September 30, 2023	F-4

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS GROWTH & INCOME REIT, INC.

Dated: December 6, 2023	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary

KBS GROWTH & INCOME REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following unaudited pro forma information should be read in conjunction with the condensed consolidated statement of net assets of KBS Growth & Income REIT, Inc. (“KBS Growth & Income REIT”) as of September 30, 2023 (liquidation basis, unaudited), the related condensed consolidated statement of changes in net assets for the period from April 1, 2023 through September 30, 2023 (liquidation basis, unaudited), and the notes thereto. The condensed consolidated financial statements of KBS Growth & Income REIT as of and for the nine months ended September 30, 2023 have been included in KBS Growth & Income REIT’s prior filings with the SEC.
The following unaudited pro forma condensed consolidated statement of net assets as of September 30, 2023 has been prepared to give effect to the disposition of the Institute Property as if the disposition occurred on September 30, 2023. The unaudited pro forma condensed consolidated statement of net assets does not purport to reflect the actual transaction or financial position of KBS Growth & Income REIT as the disposition occurred on November 30, 2023.
The following unaudited pro forma condensed consolidated statement of changes in net assets for the period from April 1, 2023 through September 30, 2023 has been prepared to give effect to the November 30, 2023 disposition of the Institute Property as if the disposition occurred on April 1, 2023, which is the date the Company adopted the liquidation basis of accounting.
These unaudited pro forma financial statements have been prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the disposition of the Institute Property been consummated as of the dates indicated.

KBS GROWTH & INCOME REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS
As of September 30, 2023
(Liquidation Basis, in thousands)

		Pro Forma Adjustments
	KBS Growth & Income REIT Historical (a)	Institute Property		Pro Forma Total
Assets
Real estate	$54,170	$(16,546)	(b)	$37,624
Cash and cash equivalents	3,928	—		3,928
Restricted cash	1,781	—		1,781
Rents and other receivables	44	—		44
Other assets	58	—		58
Total assets	$59,981	$(16,546)		$43,435
Liabilities
Liabilities for estimated costs in excess of estimated receipts during liquidation	$721	$—		$721
Notes payable	55,855	(16,224)	(c)	39,631
Accounts payable and accrued liabilities	1,899	—		1,899
Due to affiliates	9	—		9
Other liabilities	507	(322)	(d)	185
Total liabilities	$58,991	$(16,546)		$42,445
Commitments and contingencies
Net assets in liquidation	$990	$—		$990

KBS GROWTH & INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS
As of September 30, 2023
(a)Historical condensed consolidated statement of net assets derived from KBS Growth & Income REIT’s Quarterly Report on Form 10-Q as of September 30, 2023.
(b)Represents adjustments to reflect the disposition of the Institute Property. The aggregate liquidation value of the Institute Property was $17.0 million, before closing costs and prorations of approximately $0.5 million.
(c)Represents the required repayment of the outstanding debt due under the Modified Term Loan that was partially secured by the Institute Property. All net proceeds from the disposition of the Institute Property were used to partially paydown the outstanding debt due under the Modified Term Loan.
(d)Represents the adjustment for rental security deposit obligations transferred to the Purchaser upon disposition.

KBS GROWTH & INCOME REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
For the Period from April 1, 2023 through September 30, 2023
(Liquidation Basis, in thousands)

		Pro Forma Adjustments
	KBS Growth & Income REIT Historical (a)	Institute Property	Pro Forma Total
Net assets in liquidation, beginning of period	$1,398	$—	$1,398
Changes in net assets in liquidation
Change in liquidation value of real estate properties after closing costs	256	—	256
Change in estimated cash flow during liquidation	(432)	—	(432)
Change in estimated capital expenditures	(201)	—	(201)
Other changes, net	(31)	—	(31)
Changes in net assets in liquidation	(408)	—	(408)
Net assets in liquidation, end of period	$990	$—	$990

KBS GROWTH & INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
For the Period from April 1, 2023 through September 30, 2023
(a)Historical condensed consolidated statement of changes in net assets derived from KBS Growth & Income REIT’s Quarterly Report on Form 10-Q for the period from April 1, 2023 through September 30, 2023.